UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           March 8, 2004

TurboChef Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23478	48-1100390
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

10500 Metric Drive, Suite 128, Dallas, Texas	75243
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:     (214)  379-6000

Not Applicable
(Former Name or Former Address, if Changed Since last Report))

ITEM 5.	OTHER EVENTS.

               On March 8, 2004, TurboChef Technologies, Inc. issued a press release announcing an agreement to supply rapid cook ovens to Subway Restaurants.  A copy of the press release is attached as Exhibit 99.1.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)            Financial Statements of Businesses Acquired.

                None.

(b)           Pro Forma Financial Information.

                None.

(c)            Exhibits.

Exhibit No.	Description
99.1	Press Release

.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURBOCHEF TECHNOLOGIES, INC. (Registrant) By: /s/ James A. Cochran Chief Financial Officer
Date: March 10 2004